HATTERAS VARIABLE TRUST

Hatteras Alpha Hedged Strategies Variable Fund

A series of Hatteras Variable Trust

November 28, 2012

Supplement to the Prospectus and
Statement of Additional Information (“SAI”)
dated May 15, 2012, as supplemented

Effective immediately, Nicholas Investment Partners, L.P., a sub-advisor to the Underlying Funds Trust, is managing a portion of the Market Neutral portfolio.  Nicholas Investment Partners, L.P. had been managing a portion of the Relative Value – Long/Short Debt portfolio.

Please retain this Supplement with your
Prospectus and SAI for future reference.